May 15, 2017 CUMULUS MEDIA INC. 2017 First Quarter Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward- looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively drive and manage growth; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; our ability to continue regain compliance with the listing standards for our Class A common stock to continue to be listed for trading on the NASDAQ stock market; the write-off of a material portion of the fair value of our FCC broadcast licenses and goodwill from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

CUMULUS MEDIA INC. 2017 First Quarter Earnings Call Presentation

• Financial results and outlook indicative of an inflection point • Foundational turnaround initiatives feeding continued momentum • Significant evidence of progress in revenue and expense trends • EBITDA growth at Westwood One of 15.6%, driven by cost efficiencies • Company currently pacing flat for Q2 Key Highlights

$268.5 $264.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Q1 2016 Q1 2017 N e t R e v e n u e ( $ m m ) As Reported Net Revenue Q1 2017 Financial Highlights Net Revenue Performance • Normalizing for certain items, total net revenue would have been approximately flat  Political variance of $2.4 mm year-over-year  Items not impacting EBITDA of approximately $1.5 mm • Radio Station Group continued trend (three quarters in a row) of market share gains in all major ad channels • Westwood One also gained market share in the quarter, with controllable ad sales up year-over-year

$(14.4) $(7.4) $(16.0) $(14.0) $(12.0) $(10.0) $(8.0) $(6.0) $(4.0) $(2.0) $- Q1 2016 Q1 2017 N e t I n c o m e / ( L o s s ) ( $ m m ) Q1 2017 Financial Highlights (cont.) Net Income / (Loss) Performance

As Reported Expenses ($mm) Q1 2016 Q1 2017 Content Costs 100.0$ 101.8$ Selling, General & Administrative Expenses 117.2 114.4 Corporate Expenses (1) 9.3 9.1 Total Operating Expenses 226.6$ 225.3$ % Change Year-Over-Year (0.6%) Q1 2017 Financial Highlights (cont.) Expense Performance • Despite contractual escalators of approximately 3% for the year, expenses were down for the quarter • Normalizing for certain items, expenses would have been down 1.6%  Understated music license fees in Q1 2016 of $0.7 mm  One-time music license fee credit received in Q1 2016 of $1.7 mm that did not (and was not expected to) repeat in 2017 (1) Excludes franchise and state taxes of $0.2 and $0.1 mm in Q1 2016 and Q1 2017, respectively

$41.9 $38.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 2016 Q1 2017 A d j u s t e d E B I T D A ( $ m m ) As Reported Adjusted EBITDA Q1 2017 Financial Highlights (cont.) Adjusted EBITDA Performance • Normalizing for certain items, Adjusted EBITDA would have been up 3.6%  Political EBITDA variance of $2.1 mm  Music licensing fee impact (see prior page) of $2.4 mm • Westwood One EBITDA increased 15.6% as compared to Q1 2016, only the second year-over-year increase since the acquisition in 2013

# Progress on Foundational Initiatives Continues

## 1 Ratings

- PPM ratings share growth continued through March, marking six straight quarters of outperformance
- Diary ratings share growth in Fall and Winter books
- Platform, in aggregate, selling off improved ratings for first time in five years

## 2 Culture Initiatives

April 2017 Turnover Stats:

- Total annualized turnover down to 22% (declined from the high 40's in mid-2015)
- Total full-time turnover down to 19%
- Voluntary sales turnover down to 22%

## 3 Operational Blocking & Tackling

- Executed nearly 40 distinct expense efforts in Q1 2017
- Realized expense benefits of nearly $5 mm in the quarter from these efforts
- Fully offset contractual escalators, resulting in expense decrease of $1.3 mm (or 0.6%)

Sales Execution Strategy Talent Training & Tools Sales Analytics Platform Growth Products & Tactics Digital

Sales Execution Strategy Talent Training & Tools Sales Analytics Platform Growth Products & Tactics Digital • Expanded recruitment and retention efforts through numerous tactics:  Sales referral bonus  Systematic talent pipeline tools  Revamped on-boarding process • Revised structure and compensation scheme for leaders • Reorganized Station Group reporting structure into PPM and Diary regions

Sales Execution Strategy Talent Training & Tools Sales Analytics Platform Growth Products & Tactics Digital • Upgraded type, range and quality of go-to-market collateral • Created new sales marketing materials • Refreshed training on transactional and direct sales strategies • Launched new intranet platform

Sales Execution Strategy Talent Training & Tools Sales Analytics Platform Growth Products & Tactics Digital • Developed simple tools to help evaluate ongoing sales performance and quickly identify and address issues • Enhanced yield management through better pricing and inventory strategies, with more opportunity to come • Worked around legacy systems challenges, which remain a key focus area to address

Sales Execution Strategy Talent Training & Tools Sales Analytics Platform Growth Products & Tactics Digital • Leveraged scale to create opportunities for cross-platform, multi- advertiser strategies • Generated nearly 2,000 qualified leads to date and ~$1.5 mm incremental revenue through Be a LEADer sales generation platform

Sales Execution Strategy Talent Training & Tools Sales Analytics Platform Growth Products & Tactics Digital Cumulus Digital Solutions

• Over-levered capital structure must be addressed to achieve the full potential of our assets • Exploring all available options with a focus on maintaining the momentum of the turnaround effort Continued focus on our debt level...

First Quarter 2017 Financial Results See Press Release and 10-Q for More Detail www.cumulus.com/investors

APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations before the incurrence of corporate expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility. We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including depreciation and amortization, stock-based compensation expense, gain or loss on sale of assets or stations (if any), gain or loss on derivative instruments (if any), impairment of assets (if any), acquisition-related and restructuring costs (if any) and franchise and state taxes. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any non-cash costs associated with impairment of assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies and comparability may be limited.

First Quarter 2017 Adjusted EBITDA Reconciliation Table The following table reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended March 31, 2017 (dollars in thousands):

First Quarter 2016 Adjusted EBITDA Reconciliation Table The following table reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended March 31, 2016 (dollars in thousands):